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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 18, 2000
                         Commission File Number 0-23252


                            IGEN INTERNATIONAL, INC.
                           (Exact name of registrant)


           Delaware                                     94-2852543
   (State of organization)                   (I.R.S. Employer Identification No)


               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)


                                 (301) 869-9800
                         (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

IGEN International, Inc. announced that based on significant progress in its collaborative effort with Bayer Diagnostics to explore new products for the hospital point of care (HPOC) testing market, Bayer and IGEN are continuing their previously announced alliance. Bayer is providing $2 million of additional funding. Going forward, IGEN will focus on development of a marketing strategy and product design for IGEN's TRICORDER(R) diagnostic detection module and Bayer's clinical products to improve clinical medical practice in the hospital through point of care testing. The company continues to work with Bayer to finalize a definitive agreement, which the company expects to be completed in the spring of 2001.

In addition to historical information this document contains forward-looking statements within the meaning of the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Reference is made in particular to statements regarding the prospects for the development and commercialization of new products, the anticipated timeline for completing a definitive agreement with Bayer, and the potential utility of ORIGEN technology and the TRICORDER detection unit for hospital point of care products. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties including those relating to decisions made by IGEN and Bayer, the impact of competitive products and pricing, market acceptance of new products, market conditions, and enforcement of IGEN's intellectual property rights any of which could cause actual results to differ materially from those described in the forward-looking statements.

A more complete description of the risks applicable to the Company appears in the Company's documents filed with the Securities and Exchange Commission. In particular careful consideration should be given to the cautionary statements and risk factors noted in the Company's Annual Report on Form10-K and quarterly reports on Form 10-Q. The Company disclaims any intent or obligation to continuously update these forward-looking statements.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IGEN INTERNATIONAL, INC.



                                           By: /s/ SAMUEL J. WOHLSTADTER
                                              ---------------------------------

                                               Samuel J. Wohlstadter
                                               Chairman of the Board &
                                               Chief Executive Officer




Dated: December 21, 2000